Exhibit 99.1

1 January 23, 2008 This presentation includes forward-looking statements about the prospects of Quanex Building Products Corporation. Please refer to the Company's Form 10-12(b) filed on January 11, 2008. Building Products

3 Separation Overview On November 19, 2007, Quanex Corporation announced its plan to separate its Building Products and Vehicular Products businesses Building Products to be spun-off to shareholders in a taxable transaction Immediately following the spin-off, Quanex Corporation (consisting principally of Vehicular Products) to merge with Gerdau S.A. for $39.20 per share in cash Allows Quanex Building Products to benefit from greater strategic focus and clarity in capital markets Offers Quanex Corporation stockholders the opportunity to continue to participate in growth prospects of Building Products

5 Anticipated Listing: NYSE: NX Distribution Ratio: 1:1 Estimated Shares Outstanding: 37.3 million (1) Transaction Close: Expected before end of 1st calendar quarter Spin-off Summary (1) Based on the number of shares of Quanex Corp. common stock outstanding as of 12/31/07.

7 Company Snapshot Management estimates for FY2007. B&C = Building & Construction, T&D = Transportation & Distribution, RR = Residential Remodeling, RNC = Residential New Construction. Source: Form 10-12(b) filed January 11, 2008. Prior to inter-segment eliminations. Prior to corporate overhead and LIFO charges. See reconciliation in Appendix A. Quanex Building Products Aluminum Sheet Building Products Engineered Building Products

9 Company History

11 Vision Become North America's leading manufacturer of engineered building components sold to OEMs and distributors of building products

Attractive portfolio of highly engineered, value-added products Leading position in niche markets Track record of successful new product innovation State-of-the-art manufacturing capabilities Numerous growth prospects - organic and M&A Strong reputation for quality and service Seasoned management team 13 Investment Highlights

15 Attractive Product Portfolio Strong product engineering Product co-development Customized design/blending High-quality materials Proprietary manufacturing techniques Value-added finishing services

17 Current Products PVC window and door profiles PVC window trim Co-extrusion capabilities: Veneer wrapping Specialized coating Insulation insertion Window and door screens Grilles and mouldings Rolled formed window components Door components: thresholds/astragals Insulating glass (IG) seal systems: DuraSealTM IG system installation equipment Finished aluminum sheet Painted and coated sheet Custom widths

Most extensive components offering to wood window OEMs Growing presence with leading door OEMs Sole supplier of screens and grilles to the #1 wood window company 19 Leading Position in Niche Markets Highly efficient producer of aluminum sheet products for the U.S. building and construction market #1 producer of PVC profiles for windows and patio doors in the U.S. Building Products #2 North American manufacturer of insulating glass spacer systems

Track Record of Successful New Product Innovation 21 New Product Track Record Focus on Innovation: Chemists Manufacturing Flexibility Design Engineers Close Technical Collaboration with Customers Tooling Specialists Life-Cycle Testing Rapid Prototype Development

23 Recent Product Launches Composite window profiles Window latch Advanced thermal coatings Tru-Defense(tm) door components TruScene(tm) invisible screens RollTrusion(tm) Easy-Glide components Solar panel components Duralite(tm) warm edge spacer

25 Culture of continuous process improvement Broad application of Lean manufacturing principles Value mapping Standardized work techniques Six Sigma methodologies Kaizen events State-of-the-Art Manufacturing Capabilities

Numerous Growth Prospects Continue to grow recently introduced new products E.g., MikronWoodTM, TruSceneTM, DuraliteTM and solar components Revenue growth driven by new customers, products and programs Expand finishing and coating services Increase focus on energy efficient products Expand into complementary geographies Mikron in Sunbelt Truseal in South and Southeast Increase exposure to U.S. remodeling market Approximately 60% of sales in FY07 Grow with the solar panel market Leverage existing distribution channels for growth of engineered products in Europe and Asia Grow spacer manufacturing in China to capitalize on housing boom Establish solar manufacturing capacity to support growth in Asia New Products & Services 27

29 Numerous Growth Prospects (cont'd) ....a Strong Balance Sheet Debt free Significant dry powder

31 Strong Reputation for Quality and Service

33 Seasoned Management Team

35 Strong Financial Foundation for Growth History of strong cash flow and attractive financial performance Conservative capital structure No debt $21 mm of available cash(1) Considerable financial resources to fund growth strategy Strong, stable cash flows $250 mm revolver proposed Significant incremental borrowing capacity Subject to additional cash true-ups at transaction close and net cash flow during Separation Period.

37 Settlement Cost Sensitivity ($ in millions, except per share amounts) Source: Form 10-12(b) filed January 11, 2008. The actual amounts may be different than the amounts presented above due to changes during the Separation Period to items such as outstanding stock options, common stock outstanding and final tax determinations.

39 Financial Overview Engineered Products Aluminum Sheet Products Source: Form 10-12(b) filed January 11, 2008. Prior to inter-segment eliminations. Prior to corporate overhead and LIFO charges. See reconciliation in Appendix A. ($ in millions)

41 Balance Sheet Summary (Unaudited, $ in millions, except per share amounts) Source: Form 10-12(b) filed January 11, 2008. Assumes a Quanex Corporation stock price of $53.00 per share. Book value per share defined as stockholders' equity divided by outstanding shares of 37.2 million as of October 31, 2007.

43 Key Macroeconomic Indicators Sources: Global Insights (Housing Starts) - January 2008, National Association of Home Builders (Remodeling) - October 2007. Housing sector expected to face another difficult year, with recovery expected in 2009 Despite challenging market conditions, the Company is expected to outperform the market due to its new product introduction, share gain and segment focus

45 Recap Sound business with an established record of outperforming the markets Historically strong cash flows Pristine balance sheet Debt free Revolving credit facility Dry powder Seasoned management team Demonstrated capabilities to successfully integrate acquisitions

47 Appendix A In addition to using Net Sales and Operating Income to evaluate the Company's financial performance, it also utilizes other financial metrics to evaluate performance, including the non-GAAP financial metric EBITDA. The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization and other non-operating income. The Company uses EBITDA as a measure of its operational profitability before non-operating expenses and charges. The Company believes EBITDA is useful to investor and other external users of its financial statements in evaluating its operating performance because it helps investors more meaningfully evaluate and compare the results of operations from period to period by removing the impact of capital structure (primarily interest charges from outstanding debt) and asset base (primarily depreciation and amortization of fixed and intangible assets) from its operating results. The Company uses EBITDA as a measure of operating performance to assist in comparing the Company's performance on a consistent basis as it removes the impact of the Company's capital structure and asset base from its operating results; to assess compliance with financial ratios and covenants that are expected to be included in its revolving credit facility; in communications with lenders, rating agencies and others concerning the Company's financial performance; and to assist the Company in evaluating acquisitions by providing a comparable measure in which to value potential target companies. (Unaudited, $ in millions, except per share amounts) Segment operating income, depreciation and amortization and EBITDA are before corporate expenses, LIFO charges and stock option expenses.